UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2003

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California		92610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(949) 583-9029

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

Not Applicable.

(b)    Pro Forma Financial Information.

Not Applicable.

(c)    Exhibits.

99.1	Copy of conference call financial notes for the conference call held by The Wet Seal, Inc. (the “Company”) on August 21, 2003.

99.2	Copy of press release, dated August 21, 2003, issued by the Company.

Item 9.	Regulation FD Disclosure

On August 21, 2003, the Company held a conference call to announce final financial results for the second quarter of fiscal 2003 and to discuss other matters. A copy of the Company’s conference call financial notes appears as Exhibit 99.1 to this Current report and is incorporated herein by reference.

Item 12.	Disclosure of Results of Operations and Financial Condition

On August 21, 2003, the Company reported its financial results for the second quarter ended August 2, 2003. A copy of the Company’s press release appears as Exhibit 99.2 to this Current report and is incorporated herein by reference.

On August 21, 2003, the Company held a conference call to announce final financial results for the second quarter of fiscal 2003 and to discuss other matters. A copy of the Company’s conference call financial notes appears as Exhibit 99.2 to this Current report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: August 25, 2003	By:	/s/ William Langsdorf
Name: William Langsdorf Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Copy of conference call financial notes for the conference call held by the Company on August 21, 2003.

99.2	Copy of press release, dated August 21, 2003, issued by the Company.